UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

ENVIROTECH VEHICLES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1425 Ohlendorf Road
Osceola, Arkansas 72370
(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc. (the “Company”) was held on July 28, 2022.

On the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting, June 1, 2022, there were 299,929,841 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 180,489,601 shares of Common Stock (representing 60.2% of the shares of Common Stock outstanding on the Record Date) were present virtually or represented by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the stockholders of the Company voted on the two proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 17, 2022. The final number of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

Proposal 1

The Company’s stockholders elected the following nominees to serve as Class II Directors on the Company’s Board of Directors (the “Board”), each to hold office for a three-year term that will expire at the Company’s 2025 Annual Meeting of Stockholders and at such time as their respective successor has been duly elected and qualified, or earlier resignation, removal or death, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Melissa Barcellos	129,784,367	1,709,253	48,995,981
Bradley J. Dixon	128,302,860	3,190,760	48,995,981

Proposal 2

The Company’s stockholders approved the proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
179,226,256	922,543	340,802	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Dated: July 29, 2022	By:	/s/ Christian S. Rodich
Christian S. Rodich
Chief Financial Officer